Washington Federal, Inc.
Fact Sheet
June 30, 2013
($ in Thousands)

Exhibit 99.2
	12/12 QTR		3/13 QTR		6/13 QTR

Loan Loss Reserve - Total	$126,827		$122,884		$118,104
General	115,141		114,039		111,617
Specific	11,686		8,845		6,487
Allowance as a % of Gross Loans	1.58%		1.57%		1.52%

Regulatory Capital Ratios (excludes holding co.)
Tangible	1,603,789	12.49%	1,611,534	12.54%	1,619,714	12.70%
Core	1,603,789	12.49	1,611,534	12.54	1,619,714	12.70
Risk Based	1,684,606	26.25	1,691,369	26.67	1,700,116	26.59

	12/12 QTR		3/13 QTR	3/13 YTD	6/13 QTR	6/13 YTD
Loan Originations - Total	$396,459		$357,450	$753,909	$505,423	$1,259,332
Single-Family Residential	187,901		112,141	300,042	187,489	487,531
Construction - Speculative	37,029		38,166	75,195	41,261	116,456
Construction - Custom	16,422		37,168	53,590	70,296	123,886
Land - Acquisition & Development	1,032		6,740	7,772	5,660	13,432
Land - Consumer Lot Loans	3,925		1,990	5,915	4,928	10,843
Multi-Family	68,328		51,961	120,289	60,715	181,004
Commercial Real Estate	38,021		42,534	80,555	34,527	115,082
Commercial & Industrial	34,914		56,915	91,829	87,269	179,098
HELOC	8,752		9,779	18,531	13,154	31,685
Consumer	135		56	191	124	315

Washington Federal, Inc.
Fact Sheet
June 30, 2013
($ in Thousands)

	12/12 QTR	3/13 QTR	3/13 YTD	6/13 QTR	6/13 YTD
Loan Servicing Fee Income	$1,884	$2,048	$3,932	$2,055	$5,987
Other Fee Income	1,631	1,432	3,063	1,303	4,366
Total Fee Income	3,515	3,481	6,996	3,357	10,353

	12/12 QTR	3/13 QTR	3/13 YTD	6/13 QTR	6/13 YTD
Operating Expenses/Average Assets	1.20%	1.26%	1.23%	1.28%	1.25%
Efficiency Ratio	38.15	41.55	39.84	41.71	40.46
Amortization of Intangibles	$354	$371	$725	$660	$1,385

Repayments	12/12 QTR	3/13 QTR	3/13 YTD	6/13 QTR	6/13 YTD
Loans	$604,682	$588,767	$1,193,449	$613,694	$1,807,143
MBS	123,338	148,635	271,973	121,188	393,161

EOP Numbers	12/12 QTR	3/13 QTR		6/13 QTR
Shares Issued and Outstanding	105,498,098	105,011,626		103,422,427

Share repurchase information	12/12 QTR	3/13 QTR	3/13 YTD	6/13 QTR	6/13 YTD
Remaining shares auth. for repurchase	3,492,016	2,993,234	2,993,234	993,234	993,234
Shares repurchased	2,696,014	498,782	3,194,796	2,000,000	5,194,796
Average share repurchase price	$16.60	$16.99	$16.66	$16.91	$16.75

Washington Federal, Inc.
Fact Sheet
June 30, 2013
($ in Thousands)

Tangible Common Book Value	12/12 QTR	3/13 QTR	6/13 QTR
$ Amount	$1,647,289	$1,671,296	$1,658,174
Per Share	15.61	15.92	16.03

# of Employees	1,430	1,439	1,423
Tax Rate - Going Forward	36.00%	36.00%	36.00%

Investments	12/12 QTR	3/13 QTR	6/13 QTR
Available-for-sale:
Agency MBS	$1,167,988	$1,103,698	$1,037,389
Other	835,789	918,970	1,020,755
	$2,003,777	$2,022,668	$2,058,144
Held-to-maturity:
Agency MBS	$1,407,246	$1,469,983	$1,589,779
Other	—	—	—
	$1,407,246	$1,469,983	$1,589,779

Washington Federal, Inc.
Fact Sheet
June 30, 2013
($ in Thousands)

	AS OF 12/31/12		AS OF 3/31/13		AS OF 6/30/13
Gross Loan Portfolio by Category *	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,589,425	69.6%	$5,390.741	68.8%	$5,269,292	67.9%
Construction - Speculative	125,716	1.6%	122.543	1.6%	116,363	1.5%
Construction - Custom	229,134	2.9%	217.349	2.8%	237,952	3.1%
Land - Acquisition & Development	115,655	1.4%	99.511	1.3%	91,452	1.2%
Land - Consumer Lot Loans	140,997	1.8%	133.875	1.7%	132,360	1.7%
Multi-Family	731,135	9.1%	733.037	9.4%	749,253	9.6%
Commercial Real Estate	609,948	7.6%	634.662	8.1%	639,372	8.2%
Commercial & Industrial	280,458	3.5%	296.839	3.8%	336,844	4.3%
HELOC	138,645	1.7%	137.473	1.8%	134,899	1.7%
Consumer	69,980	0.9%	64.082	0.8%	60,630	0.8%
	$8,031,093	100%	$7,830,112	100%	$7,768,417	100%
Less:
ALL	126,827		122,884		118,104
Loans in Process	204,566		189,336		189,677
Discount on Acquired Loans	50,817		40,346		37,568
Deferred Net Origination Fees	33,973		33,330		32,562
	416,183		385,896		377,911
	$7,614,910		$7,444,216		$7,390,506

	AS OF 12/31/12		AS OF 3/31/13		AS OF 6/30/13
Net Loan Portfolio by Category *	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,483,279	72.1%	$5,284,951	71.0%	$5,175,389	70.0%
Construction - Speculative	79,344	1.0%	74,728	1.0%	70,283	1.0%
Construction - Custom	120,018	1.6%	119,888	1.6%	126,702	1.7%
Land - Acquisition & Development	96,624	1.3%	81,156	1.1%	74,852	1.0%
Land - Consumer Lot Loans	134,816	1.8%	128,833	1.7%	127,317	1.7%
Multi-Family	689,235	9.1%	697,535	9.4%	716,495	9.7%
Commercial Real Estate	553,841	7.3%	587,157	7.9%	600,146	8.1%
Commercial & Industrial	258,823	3.4%	276,899	3.7%	312,487	4.2%
HELOC	133,982	1.8%	133,413	1.8%	131,156	1.8%
Consumer	64,948	0.9%	59,657	0.8%	55,678	0.8%
	$7,614,910	100%	$7,444,216	100%	$7,390,506	100%
* Excludes covered loans

Washington Federal, Inc.
Fact Sheet
June 30, 2013
($ in Thousands)

	AS OF 12/31/12			AS OF 3/31/13			AS OF 6/30/13
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
WA	$4,243,437	45.9%	65	$4,223,245	46.1%	63	$4,196,436	46.2%	63
ID	557,727	6.0%	16	554,208	6.1%	16	549,214	6.1%	16
OR	2,057,830	22.3%	52	2,027,733	22.2%	52	1,981,204	21.9%	47
UT	329,285	3.6%	10	330,855	3.6%	10	327,373	3.6%	10
NV	193,646	2.1%	4	194,594	2.1%	4	194,741	2.1%	4
TX	97,100	1.1%	4	94,410	1.0%	4	98,876	1.1%	4
AZ	1,126,506	12.2%	23	1,108,467	12.1%	23	1,101,588	12.2%	23
NM	628,560	6.8%	16	618,713	6.8%	16	614,065	6.8%	18
Total	$9,234,091	100.0%	190	$9,152,225	100.0%	188	$9,063,497	100.0%	185

	12/12 QTR			3/13 QTR			6/13 QTR
Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Checking (noninterest)	$437,533	4.7%		$424,844	4.6%		$423,828	4.7%
NOW (interest)	853,727	9.2		827,364	9.0		790,807	8.7
Savings (passbook/stmt)	366,339	4.0		383,421	4.2		392,182	4.3
Money Market	1,914,388	20.7		1,889,083	20.6		1,841,765	20.3
CD's	5,662,104	61.3		5,627,513	61.5		5,614,915	62.0
Total	$9,234,091	100.0%		$9,152,225	100.0%		$9,063,497	100.0%

Deposits greater than $250,000 - EOP	$1,400,668			$1,301,512			$1,266,544

Washington Federal, Inc.
Fact Sheet
June 30, 2013
($ in Thousands)

	12/12 QTR		3/13 QTR		6/13 QTR
Non-Performing Assets	AMOUNT	%	AMOUNT	%	AMOUNT	%
Non-accrual loans:
Single-Family Residential	108,570	66.6%	111,572	74.8%	104,252	70.1%
Construction - Speculative	9,471	5.8	7,943	5.3	3,776	2.5
Construction - Custom	39	—	105	0.1	—	—
Land - Acquisition & Development	14,318	8.8	12,177	8.2	9,586	6.4
Land - Consumer Lot Loans	4,024	2.5	3,385	2.3	3,712	2.5
Multi-Family	7,907	4.8	2,802	1.9	6,653	4.5
Commercial Real Estate	16,958	10.4	10,395	7.0	14,348	9.7
Commercial & Industrial	987	0.6	210	0.1	5,072	3.4
HELOC	489	0.3	247	0.2	871	0.6
Consumer	353	0.2	197	0.1	385	0.3
Total non-accrual loans	163,116	100.0%	149,033	100.0%	148,655	100.0%
Total REO	83,000		83,141		73,084
Total REHI	18,103		13,901		11,664
Total non-performing assets	$264,219		$246,075		$233,403

Total non-performing assets as a
% of total assets	2.02%		1.88%		1.79%

Washington Federal, Inc.
Fact Sheet
June 30, 2013
($ in Thousands)

	12/12 QTR		3/13 QTR		6/13 QTR
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Restructured loans:
Single-Family Residential	$356,546	84.0%	$360,721	86.4%	$362,753	87.4%
Construction - Speculative	14,244	3.4	12,033	2.9	11,136	2.7
Construction - Custom	1,196	0.3	1,196	0.3	1,196	0.3
Land - Acquisition & Development	13,009	3.1	10,731	2.6	7,367	1.8
Land - Consumer Lot Loans	13,622	3.2	13,522	3.2	13,241	3.2
Multi-Family	17,517	4.1	10,250	2.5	8,480	2.0
Commercial Real Estate	7,337	1.7	7,295	1.8	9,684	2.3
Commercial & Industrial	—	—	—	—	—	—
HELOC	891	0.2	1,090	0.3	1,089	0.3
Consumer	—	—	—	—	11	—
Total restructured loans (2)	424,362	100.0%	416,838	100.0%	414,957	100.0%

(2) Restructured loans were as follows:
Performing	$397,045	93.6%	$395,077	94.8%	$391,754	94.4%
Non-accrual *	27,317	6.4	21,761	5.2	23,203	5.6
* Included in "Total non-accrual loans" above	$424.362	100.0%	$416.838	100.0%	$414,957	100.0%

Washington Federal, Inc.
Fact Sheet
June 30, 2013
($ in Thousands)

	12/12 QTR		3/13 QTR		6/13 QTR
	AMOUNT	CO %**	AMOUNT	CO %**	AMOUNT	CO %**
Net Charge-offs by Category
Single-Family Residential	$5,351	0.38%	$2,773	0.21%	$3,887	0.30%
Construction - Speculative	873	2.78	(78)	(0.25)	15	0.05
Construction - Custom	—	—	—	—	481	0.81
Land - Acquisition & Development	2,277	7.88	(429)	(1.72)	375	1.64
Land - Consumer Lot Loans	317	0.90	574	1.72	211	0.64
Multi-Family	385	0.21	644	0.35	(156)	(0.08)
Commercial Real Estate	209	0.14	137	0.09	(3)	—
Commercial & Industrial	21	0.03	15	0.02	6	0.01
HELOC	55	0.16	15	0.04	24	0.07
Consumer	433	2.47	292	1.82	(60)	(0.40)
Total net charge-offs	$9,920	0.49%	$3,943	0.20%	$4,780	0.25%
** Annualized Net Charge-offs divided by Gross Balance

	12/12 QTR		3/13 QTR		6/13 QTR
SOP 03-3
Accretable Yield	$126,163		$118,413		$107,434
Non-Accretable Yield	212,644		212,644		212,644
Total Contractual Payments	$338,807		$331,057		$320,078

Interest Rate Risk
One Year GAP	(12.3)%		(8.2)%		(16.0)%
NPV post 200 bps shock*	11.04%		16.83%		16.40%
Change in NII after 200 bps shock*	(1.70)%		2.00%		(2.60)%
* Assumes no balance sheet management
	12/12 QTR		3/13 QTR		6/13 QTR
CD's Repricing	Amount	Rate	Amount	Rate	Amount	Rate
Within 3 months	$972.519	1.21%	$940,064	0.60%	$1,412,140	0.82%
From 4 to 6 months	907,260	0.62	1,382,754	0.84	1,083,198	0.72
From 7 to 9 months	984,981	0.93	752,633	0.92	600,955	0.85
From 10 to 12 months	657,334	0.91	489,362	0.82	565,777	0.71

Washington Federal, Inc.
Fact Sheet
June 30, 2013
($ in Thousands)

Historical CPR Rates ***
	WAFD	WAFD
Average for Quarter Ended	SFR Mortgages	GSE MBS
12/31/2011	22.0%	32.6%
3/31/2012	19.5	27.5
6/30/2012	20.9	30.7
9/30/2012	22.9	30.7
12/31/2012	25.0	18.2
3/31/2013	24.0	21.7
6/30/2013	26.8	17.4

*** The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period. Also, the comparison is not precise in that Washington Federal is a portfolio lender and not required to follow GSE servicing rules/regulations.

Washington Federal, Inc.
Fact Sheet
June 30, 2013
Delinquency Summary (excludes covered loans)
($ in Thousands)

			AMOUNT OF LOANS	# OF LOANS				% based		% based
TYPE OF LOANS	#LOANS	AVG Size	NET OF LIP & CHG-OFFs	30	60	90	Total	on #	$ Delinquent	on $

June 30, 2013
Single-Family Residential	29,040	181	$5,266,310	136	77	375	588	2.02%	$123,610	2.35%
Construction - Speculative	449	175	78,505	5	—	14	19	4.23	2,999	3.82
Construction - Custom	538	238	127,978	4	—	—	4	0.74	240	0.19
Land - Acquisition & Development	143	610	87,197	3	1	12	16	11.19	8,679	9.95
Land - Consumer Lot Loans	1,509	88	132,185	7	3	24	34	2.25	4,806	3.64
Multi-Family	1,051	689	723,682	1	1	8	10	0.95	5,952	0.82
Commercial Real Estate	1,187	531	630,546	13	7	27	47	3.96	15,255	2.42
Commercial & Industrial	889	379	336,808	4	4	7	15	1.69	6,020	1.79
HELOC	2,038	66	134,899	11	5	8	24	1.18	2,050	1.52
Consumer	8,635	7	60,630	143	72	75	290	3.36	2,383	3.93
	45,479		7,578,740	327	170	550	1,047	2.30%	171,994	2.27%

March 31, 2013
Single-Family Residential	29,656	182	$5,386,798	154	96	390	640	2.16%	$137,447	2.55%
Construction - Speculative	468	178	83,191	7	—	19	26	5.56	4,725	5.68
Construction - Custom	493	246	121,106	—	1	1	2	0.41	211	0.17
Land - Acquisition & Development	192	492	94,370	2	—	38	40	20.83	13,507	14.31
Land - Consumer Lot Loans	1,509	89	133,706	7	2	24	33	2.19	4,683	3.50
Multi-Family	1,105	639	705,657	1	—	5	6	0.54	1,657	0.23
Commercial Real Estate	2,011	307	617,558	19	1	19	39	1.94	13,148	2.13
Commercial & Industrial	1,120	265	296,834	11	—	4	15	1.34	1,260	0.42
HELOC	2,031	68	137,473	7	2	4	13	0.64	835	0.61
Consumer	8,480	8	64,082	150	61	38	249	2.94	1,575	2.46
	47,065		7,640,775	358	163	542	1,063	2.26%	179,048	2.34%

December 31, 2012
Single-Family Residential	30,498	183	$5,586,225	178	123	427	728	2.39%	$155,600	2.79%
Construction - Speculative	494	180	88,747	7	9	24	40	8.10	8,366	9.43
Construction - Custom	517	235	121,376	1	3	1	5	0.97	218	0.18
Land - Acquisition & Development	205	551	112,875	4	1	34	39	19.02	12,465	11.04
Land - Consumer Lot Loans	1,559	90	140,819	11	1	30	42	2.69	4,845	3.44
Multi-Family	1,111	629	698,497	4	1	31	36	3.24	10,989	1.57
Commercial Real Estate	2,045	288	588,915	10	16	34	60	2.93	24,301	4.13
Commercial & Industrial	1,159	242	280,448	39	1	10	50	4.31	7,027	2.51
HELOC	2,036	68	138,645	3	—	7	10	0.49	617	0.45
Consumer	9,087	8	69,980	182	64	53	299	3.29	2,147	3.07
	48,711		7,826,527	439	219	651	1,309	2.69%	226,575	2.89%

Washington Federal, Inc.
Fact Sheet
June 30, 2013
Average Balance Sheet
($ in Thousands)

	Quarters Ended
	December 31, 2012			March 31, 2013			June 30, 2013
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans and covered loans	$7,951,020	$116,843	5.81%	$7,875,245	$112,879	5.81%	$7,724,376	$112,932	5.93%
Mortgage-backed securities	2,521,411	11,732	1.85	2,505,756	10,642	1.72	2,525,808	11,951	1.92
Cash & Investments	1,243,174	2,716	0.86	1,478,678	2,977	0.82	1,630,762	3,283	0.82
FHLB stock	151,654	18	0.05	153,320	7	0.02	151,874	10	0.03

Total interest-earning assets	11,867,259	131,309	4.39%	12,012,999	126,505	4.27%	12,032,820	128,176	4.27%
Other assets	887,079			1,030,178			1,010,351

Total assets	$12,754,338			$13,043,177			$13,043,171

Liabilities and Equity
Customer accounts	8,950,066	18,771	0.83%	9,094,374	16,695	0.74%	8,980,485	16,385	0.73%
FHLB advances	1,880,000	17,104	3.61	1,881,667	16,787	3.61	1,930,000	17,075	3.54
Other borrowings	—	—	—	—	—	—	—	—	—

Total interest-bearing liabilities	10,830,066	35,875	1.31%	10,976,041	33,482	1.24%	10,910,485	33,460	1.23%
Other liabilities	19,438			144,925			201,155

Total liabilities	10,849,504			11,120,966			11,111,640
Stockholders’ equity	1,904,834			1,922,211			1,931,531

Total liabilities and equity	$12,754,338			$13,043,177			$13,043,171

Net interest income		$95,434			$93,023			$94,716

Net interest margin (1)			3.22%			3.10%			3.15%

(1)	Annualized net interest income divided by average interest-earning assets.